                                                                     EXHIBIT 3.2

                               AMB PROPERTY, L.P.
                               FIRST AMENDMENT TO
                           FIFTH AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP

           This First Amendment (this "Amendment") is made as of January 1, 2002 by AMB PROPERTY CORPORATION, a Maryland corporation, as general partner (the "General Partner") of AMB PROPERTY, L.P., a Delaware limited partnership (the "Partnership"), and as attorney-in fact for each of the limited partners of the Partnership (collectively, the "Limited Partners") for the purpose of amending the Fifth Amended and Restated Agreement of Limited Partnership of the Partnership dated as of September 21, 2001 (as amended, the "Partnership Agreement"). All defined terms used herein but not defined herein have the meanings assigned to them in the Partnership Agreement.

                     WHEREAS, pursuant to Section 11.4.A of the Partnership Agreement, the General Partner shall have the right to consent to the admission of a permitted transferee of the interest of a Limited Partner, as a Substituted Limited Partner, which consent may be given or withheld by the General Partner in its sole and absolute discretion;

                     WHEREAS, pursuant to Section 11.4.C of the Partnership Agreement, upon the admission of a Substituted Limited Partner, the General Partner shall amend Exhibit A to reflect the name, address, number of Partnership Units and Percentage Interest of such Substituted Limited Partner and to eliminate or adjust, if necessary, the name, address and interest of the predecessor of such Substituted Limited Partner;

                     WHEREAS, pursuant to Section 7.3D(ii) of the Partnership Agreement, the General Partner may, without the consent of the other partners, amend the Partnership Agreement to reflect the admission or substitution of partners pursuant to Article 12 of the Partnership Agreement;

                     WHEREAS, pursuant to the authority granted under the Partnership Agreement, the General Partner desires to amend the Partnership Agreement to reflect transfer, effective as of January 1, 2002, by Goldman Sachs 1998 Exchange Place Fund, L.P. (f/k/a Greene Street 1998 Exchange Fund, L.P.) of 1,300,000 Series B Preferred Units to GSEP 1998 Realty Corp.

           NOW THEREFORE, pursuant to Sections 2.4 and 7.3D of the Partnership Agreement, the General Partner, on its own behalf and as attorney-in-fact for the Limited Partners, hereby amends the Partnership Agreement as follows:

           SECTION 1. Amendment of Exhibit A to the Partnership Agreement.

                     Exhibit A to the Partnership Agreement is deleted in its entirety and replaced with Exhibit A attached hereto.

           SECTION 2. Miscellaneous.

                     2.1 Governing Law. This Amendment shall be construed under and governed by the internal laws of the State of Delaware without regard to its conflict of laws provisions.

           SECTION 3. Partnership Agreement. The Partnership Agreement and this Amendment shall be read together and shall have the same effect as if the provisions of the Partnership Agreement and this Amendment were contained in one document. Any provisions of the Partnership Agreement not amended by this Amendment shall remain in full force and effect as provided in the Partnership Agreement immediately prior to the date hereof.

           IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed as of the date set forth above by their duly authorized representatives.

                               GENERAL PARTNER:

                               AMB PROPERTY CORPORATION,
                               a Maryland corporation



                               By:   /s/ Michael Coke
                                  ----------------------------------------------
                                         Michael Coke
                                         Executive Vice President and Chief
                                         Financial Officer

                               LIMITED PARTNERS:

                               By:   AMB PROPERTY CORPORATION,
                                     a Maryland corporation, as attorney-in-fact
                                     for each of the Limited Partners

                               By:  /s/ Michael Coke
                                  ----------------------------------------------
                                        Michael Coke
                                        Executive Vice President and Chief
                                        Financial Officer

                                    EXHIBIT A

               PARTNERS, CONTRIBUTIONS, AND PARTNERSHIP INTERESTS

I.  COMMON UNITS

                                                                       Agreed
                                            Contri-      Cash          Value of                            Common
                                            bution      Contri-      Contributed          Total           Partnership    Percentage
Name of Partner                              Date       butions        Property       Contributions          Units        Interest
---------------                            --------   -----------   --------------    -------------       -----------    ----------
GENERAL PARTNER:
AMB Property Corporation (a)               11/26/97   $73,798,710   $1,693,339,826    $1,767,138,536       85,645,102     95.26280%
AMB Property Corporation                   12/15/98      $930,048               $0          $930,048           43,008      0.04784%
AMB Property Corporation                   01/20/99        $1,000               $0            $1,000          100,000      0.11123%
AMB Property Corporation                   01/25/99       $26,250               $0           $26,250            1,250      0.00139%
AMB Property Corporation                   02/11/99      $131,250               $0          $131,250            6,250      0.00695%
AMB Property Corporation                   03/05/99       $26,250               $0           $26,250            1,250      0.00139%
AMB Property Corporation                   04/20/99       $26,250               $0           $26,250            1,250      0.00139%
AMB Property Corporation                   04/23/99            $0          $88,290           $88,290            3,600      0.00400%
AMB Property Corporation                   05/07/99      ($20,155)              $0          ($20,155)            (932)    -0.00104%
AMB Property Corporation                   05/12/99            $0      $10,125,213       $10,125,213          482,153      0.53630%
AMB Property Corporation                   05/13/99       $78,750               $0           $78,750            3,750      0.00417%
AMB Property Corporation                   06/04/99       $26,250               $0           $26,250            1,250      0.00139%
AMB Property Corporation                   06/11/99       $13,125               $0           $13,125              625      0.00070%
AMB Property Corporation                   06/30/99       $13,125               $0           $13,125              625      0.00070%
AMB Property Corporation                   07/02/99       $52,500               $0           $52,500            2,500      0.00278%
AMB Property Corporation                   08/03/99            $0         $244,000          $244,000           10,000      0.01112%
AMB Property Corporation                   08/06/99      $131,250               $0          $131,250            6,250      0.00695%
AMB Property Corporation                   09/15/99            $0         $840,000          $840,000           40,000      0.04449%
AMB Property Corporation                   09/15/99      ($15,159)              $0          ($15,159)            (701)    -0.00078%
AMB Property Corporation                   12/10/99     ($198,750)              $0         ($198,750)         (10,000)    -0.01112%
AMB Property Corporation                   12/10/99     ($197,500)              $0         ($197,500)         (10,000)    -0.01112%
AMB Property Corporation                   12/10/99   ($1,657,500)              $0       ($1,657,500)         (85,000)    -0.09455%
AMB Property Corporation                   12/13/99   ($1,950,000)              $0       ($1,950,000)        (100,000)    -0.11123%
AMB Property Corporation                   12/14/99   ($9,500,000)              $0       ($9,500,000)        (500,000)    -0.55615%
AMB Property Corporation                   12/16/99     ($950,000)              $0         ($950,000)         (50,000)    -0.05561%
AMB Property Corporation                   12/16/99   ($1,813,888)              $0       ($1,813,888)         (96,100)    -0.10689%
AMB Property Corporation                   12/17/99     ($937,500)              $0         ($937,500)         (50,000)    -0.05561%
AMB Property Corporation                   12/17/99   ($8,730,150)              $0       ($8,730,150)        (471,900)    -0.52489%
AMB Property Corporation                   12/20/99     ($918,750)              $0         ($918,750)         (50,000)    -0.05561%
AMB Property Corporation                   12/20/99     ($375,950)              $0         ($375,950)         (20,600)    -0.02291%
AMB Property Corporation                   01/07/00  ($28,777,960)              $0      ($28,777,960)      (1,465,926)    -1.63055%
AMB Property Corporation                   02/29/00            $0               $0                $0          155,675      0.17316%
AMB Property Corporation                   03/31/00      $262,500               $0          $262,500           12,500      0.01390%
AMB Property Corporation                   05/01/00      $105,000               $0          $105,000            5,000      0.00556%
AMB Property Corporation                   05/02/00      $105,000               $0          $105,000            5,000      0.00556%
AMB Property Corporation                   05/03/00       $26,250               $0           $26,250            1,250      0.00139%
AMB Property Corporation                   05/05/00       $52,500               $0           $52,500            2,500      0.00278%
AMB Property Corporation                   05/05/00            $0               $0                $0            1,000      0.00111%
AMB Property Corporation                   05/10/00       $13,125               $0           $13,125              625      0.00070%
AMB Property Corporation                   05/31/00       $26,250               $0           $26,250            1,250      0.00139%
AMB Property Corporation                   06/09/00      $105,000               $0          $105,000            5,000      0.00556%
AMB Property Corporation                   06/13/00      $254,334               $0          $254,334           11,790      0.01311%
AMB Property Corporation                   07/06/00            $0       $4,774,010        $4,774,010          206,425      0.22961%
AMB Property Corporation                   07/14/00      $128,747               $0          $128,747            6,072      0.00675%
AMB Property Corporation                   07/19/00       $52,500               $0           $52,500            2,500      0.00278%
AMB Property Corporation                   07/21/00      $105,000               $0          $105,000            5,000      0.00556%
AMB Property Corporation                   07/26/00      $105,000               $0          $105,000            5,000      0.00556%
AMB Property Corporation                   08/10/00       $26,250               $0           $26,250            1,250      0.00139%
AMB Property Corporation                   08/11/00       $26,250               $0           $26,250            1,250      0.00139%
AMB Property Corporation                   08/25/00      $157,500               $0          $157,500            7,500      0.00834%
AMB Property Corporation                   09/06/00       $31,594               $0           $31,594            1,500      0.00167%
AMB Property Corporation                   09/11/00       $94,500               $0           $94,500            4,500      0.00501%
AMB Property Corporation                   09/12/00        $5,250               $0            $5,250              250      0.00028%
AMB Property Corporation                   09/15/00       $52,500               $0           $52,500            2,500      0.00278%
AMB Property Corporation                   10/01/00       ($7,152)              $0           ($7,152)            (298)    -0.00033%
AMB Property Corporation                   11/27/00       $12,600               $0           $12,600              600      0.00067%
AMB Property Corporation                   11/28/00        $5,000               $0            $5,000            5,000      0.00556%
AMB Property Corporation                   11/29/00       $78,750               $0           $78,750            3,750      0.00417%
AMB Property Corporation                   12/01/00            $0               $0                $0              622      0.00069%
AMB Property Corporation                   12/05/00      $250,250               $0          $250,250           11,789      0.01311%
AMB Property Corporation                   12/06/00       $78,750               $0           $78,750            3,750      0.00417%
AMB Property Corporation                   12/13/00       $12,600               $0           $12,600              600      0.00067%
AMB Property Corporation                   12/15/00       $10,500               $0           $10,500              500      0.00056%
AMB Property Corporation                   01/30/01       $12,446               $0           $12,446              584      0.00065%

                                                                       Agreed
                                            Contri-      Cash          Value of                            Common
                                            bution      Contri-      Contributed          Total           Partnership    Percentage
Name of Partner                              Date       butions        Property       Contributions          Units        Interest
---------------                            --------   -----------   --------------    -------------       -----------    ----------
AMB Property Corporation                   02/27/01       $46,193               $0           $46,193            2,053      0.00228%
AMB Property Corporation                   02/27/01            $0               $0                $0          196,517      0.21859%
AMB Property Corporation                   02/28/01      $107,952               $0          $107,952            4,992      0.00555%
AMB Property Corporation                   02/28/01            $0          $36,750           $36,750            1,554      0.00173%
AMB Property Corporation                   03/07/01            $0         $872,202          $872,202           37,115      0.04128%
AMB Property Corporation                   03/07/01       $13,125               $0           $13,125              625      0.00070%
AMB Property Corporation                   03/08/01      $774,736               $0          $774,736           36,667      0.04078%
AMB Property Corporation                   03/23/01            $0      $11,752,188       $11,752,188          559,268      0.62207%
AMB Property Corporation                   04/18/01     ($568,750)              $0         ($568,750)         (25,000)    -0.02781%
AMB Property Corporation                   05/17/01            $0               $0                $0            1,000      0.00111%
AMB Property Corporation                   05/21/01       $16,800               $0           $16,800              800      0.00089%
AMB Property Corporation                   05/22/01            $0               $0                $0           41,204      0.04583%
AMB Property Corporation                   06/14/01       $95,586               $0           $95,586            4,584      0.00510%
AMB Property Corporation                   07/01/01       $11,248               $0           $11,248             (461)    -0.00051%
AMB Property Corporation                   07/12/01       $23,520               $0           $23,520            1,120      0.00125%
AMB Property Corporation                   07/13/01        $5,094               $0            $5,094              250      0.00028%
AMB Property Corporation                   07/16/01      $286,424               $0          $286,424           13,459      0.01497%
AMB Property Corporation                   07/26/01       $21,000               $0           $21,000            1,000      0.00111%
AMB Property Corporation                   07/27/01       $14,700               $0           $14,700              700      0.00078%
AMB Property Corporation                   08/02/01       $90,300               $0           $90,300            4,300      0.00478%
AMB Property Corporation                   08/03/01       $11,500               $0           $11,500              500      0.00056%
AMB Property Corporation                   08/08/01        $5,000               $0            $5,000              250      0.00028%
AMB Property Corporation                   08/09/01        $5,775               $0            $5,775              275      0.00031%
AMB Property Corporation                   08/10/01       $78,750               $0           $78,750            3,750      0.00417%
AMB Property Corporation                   08/14/01       $11,406               $0           $11,406              500      0.00056%
AMB Property Corporation                   08/15/01       $31,500               $0           $31,500            1,500      0.00167%
AMB Property Corporation                   08/17/01       $14,063               $0           $14,063              625      0.00070%
AMB Property Corporation                   08/22/01      $420,000               $0          $420,000           20,000      0.02225%
AMB Property Corporation                   09/18/01            $0         $557,838          $557,838           23,700      0.02636%
AMB Property Corporation                   09/20/01     ($597,500)              $0         ($597,500)         (25,000)    -0.02781%
AMB Property Corporation                   10/19/01       $11,406               $0           $11,406              500      0.00056%
AMB Property Corporation                   11/02/01       $14,258               $0           $14,258              625      0.00070%
AMB Property Corporation                   11/09/01            $0         $337,710          $337,710           13,801      0.01535%
AMB Property Corporation                   11/12/01       $10,500               $0           $10,500              500      0.00056%
AMB Property Corporation                   11/16/01       $84,121               $0           $84,121            4,167      0.00463%
AMB Property Corporation                   11/19/01      $105,000               $0          $105,000            5,000      0.00556%
AMB Property Corporation                   11/20/01       $39,375               $0           $39,375            1,875      0.00209%
AMB Property Corporation                   11/23/01        $5,344               $0            $5,344              250      0.00028%
AMB Property Corporation                   11/26/01       $13,125               $0           $13,125              625      0.00070%
AMB Property Corporation                   11/27/01      $105,000               $0          $105,000            5,000      0.00556%
AMB Property Corporation                   11/28/01       $52,500               $0           $52,500            2,500      0.00278%
AMB Property Corporation                   12/05/01      $105,000               $0          $105,000            5,000      0.00556%
AMB Property Corporation                   12/07/01       $77,344               $0           $77,344            3,125      0.00348%
AMB Property Corporation                   12/11/01      $210,000               $0          $210,000           10,000      0.01112%
AMB Property Corporation                   12/17/01        $6,063               $0            $6,063              250      0.00028%
AMB Property Corporation                   12/26/01    $1,346,486               $0        $1,346,486           64,009      0.07120%
                                                     -------------------------------------------------------------------------------
TOTAL GENERAL PARTNER                                  24,504,234    1,722,968,027     1,747,472,261       84,935,012     94.47297%

                                                                       Agreed
                                            Contri-      Cash          Value of                            Common
                                            bution      Contri-      Contributed          Total           Partnership    Percentage
Name of Partner                              Date       butions        Property       Contributions          Units        Interest
---------------                            --------   -----------   --------------    -------------       -----------    ----------
LIMITED PARTNERS:

David Brown                                11/26/97            $0       $1,150,359        $1,150,359           54,779      0.06093%
Daniel Sarhad                              11/26/97            $0           $6,174            $6,174              294      0.00033%
Craig Duncan                               11/26/97            $0         $216,447          $216,447           10,307      0.01146%
GP Met Phase I                             11/26/97            $0       $1,774,164        $1,774,164           84,484      0.09397%
GP Met 4 & 12                              11/26/97            $0       $1,486,212        $1,486,212           70,772      0.07872%
Holbrook W. Goodale 54 Trust               11/26/97            $0       $1,118,754        $1,118,754           53,274      0.05926%
Charles R. Wichman 54 Trust                11/26/97            $0       $1,118,754        $1,118,754           53,274      0.05926%
Frederick B. Wichman 54 Trust              11/26/97            $0       $1,118,754        $1,118,754           53,274      0.05926%
Holbrook W. Goodale 57 Trust               11/26/97            $0       $3,919,734        $3,919,734          186,654      0.20761%
Charles R. Wichman 57 Trust                11/26/97            $0       $3,919,734        $3,919,734          186,654      0.20761%
Frederick B. Wichman 57 Trust              11/26/97            $0       $3,919,734        $3,919,734          186,654      0.20761%
Holbrook W. Goodale 58 Trust               11/26/97            $0       $3,919,734        $3,919,734          186,654      0.20761%
Charles R. Wichman 58 Trust                11/26/97            $0       $3,919,734        $3,919,734          186,654      0.20761%
Frederick B. Wichman 58 Trust              11/26/97            $0       $3,919,734        $3,919,734          186,654      0.20761%
Allmerica                                  11/26/97            $0      $11,752,188       $11,752,188          559,628      0.62247%
Gamble                                     11/26/97            $0      $10,125,213       $10,125,213          482,153      0.53630%
Campanelli Investment
  Properties (b)                           03/30/98            $0      $12,435,871       $12,435,871          517,547      0.57567%
Campanelli Enterprises (c)                 03/30/98            $0      $10,334,678       $10,334,678          438,110      0.48731%
Steve Liefschultz                          03/31/98            $0       $1,990,798        $1,990,798           81,174      0.09029%
Stephen M. Vincent                         03/31/98            $0         $634,825          $634,825           25,884      0.02879%
Alan Wilensky                              03/31/98            $0         $266,073          $266,073           10,849      0.01207%
Craig Gagnon                               03/31/98            $0         $806,404          $806,404           32,880      0.03657%
Seefried Properties, Inc.                  06/04/98            $0          $61,250           $61,250            2,590      0.00288%
Monique Brouillet Seefried                 06/04/98            $0         $660,275          $660,275           27,916      0.03105%
Robert S. Rakusin                          06/04/98            $0         $319,725          $319,725           13,518      0.01504%
Gerald L. Daws                             06/04/98            $0         $147,000          $147,000            6,215      0.00691%
Thomas Ellis                               06/04/98            $0          $36,750           $36,750            1,554      0.00173%
James E. Hayes as trustee
  of the James E. Hayes Living
  Trust under Agreement
  dated August 22, 1995                    06/30/98            $0         $580,747          $580,747           23,801      0.02647%
Lawrence J. Hayes                          06/30/98            $0         $580,747          $580,747           23,801      0.02647%
Lincoln Property Company No. 238 Ltd.      09/24/98            $0       $8,320,955        $8,320,955          353,520      0.39322%
Lincoln Property Company No. 287, LTD      09/24/98            $0       $2,760,957        $2,760,957          117,300      0.13047%
Lincoln Property Company No. 355, LTD      09/24/98            $0         $739,600          $739,600           31,422      0.03495%
Lincoln Property Company No. 440, LTD      09/24/98            $0         $767,640          $767,640           32,614      0.03628%
Lincoln Property Company No. 1179          09/24/98            $0       $3,883,230        $3,883,230          164,981      0.18351%
Alan Wilensky                              12/31/98            $0         ($44,145)         ($44,145)          (1,800)    -0.00200%
Julie H. Wilensky                          12/31/98            $0          $22,073           $22,073              900      0.00100%
Constance J. Wilensky                      12/31/98            $0          $22,073           $22,073              900      0.00100%
Alan Wilensky                              01/31/99            $0         ($44,145)         ($44,145)          (1,800)    -0.00200%
Julie H. Wilensky                          01/31/99            $0          $22,073           $22,073              900      0.00100%
Constance J. Wilensky                      01/31/99            $0          $22,073           $22,073              900      0.00100%
William H. Winstead III                    02/09/99            $0           $2,376            $2,376               99      0.00011%
Donald A. Manekin                          02/09/99            $0           $4,056            $4,056              169      0.00019%
Bernard Manekin                            02/09/99            $0           $2,808            $2,808              117      0.00013%
Harold Manekin                             02/09/99            $0           $2,592            $2,592              108      0.00012%
Vivian Manekin                             02/09/99            $0             $144              $144                6      0.00001%
Francine U. Manekin                        02/09/99            $0             $144              $144                6      0.00001%
RA & DM, Inc.                              02/09/99            $0              $96               $96                4      0.00000%
RA & FM, Inc.                              02/09/99            $0             $888              $888               37      0.00004%
Richard M. Alter                           02/09/99            $0           $7,080            $7,080              295      0.00033%
Robert Manekin                             02/09/99            $0           $1,080            $1,080               45      0.00005%
Richard P. Manekin                         02/09/99            $0           $1,536            $1,536               64      0.00007%
Charles H. Manekin                         02/09/99            $0             $672              $672               28      0.00003%
Louis C. LaPenna                           02/09/99            $0             $432              $432               18      0.00002%
Sandye Manekin Sirota                      02/09/99            $0             $912              $912               38      0.00004%
Julie H. Wilensky                          04/23/99            $0         ($44,145)         ($44,145)          (1,800)    -0.00200%
Constance J. Wilensky                      04/23/99            $0         ($44,145)         ($44,145)          (1,800)    -0.00200%
William H. Winstead III                    04/30/99            $0         $888,379          $888,379           37,016      0.04117%
Donald A. Manekin                          04/30/99            $0       $1,479,701        $1,479,701           61,654      0.06858%
Bernard Manekin                            04/30/99            $0       $1,046,686        $1,046,686           43,612      0.04851%
Harold Manekin                             04/30/99            $0         $966,601          $966,601           40,275      0.04480%
Vivian Manekin                             04/30/99            $0          $55,873           $55,873            2,328      0.00259%
Francine U. Manekin                        04/30/99            $0          $55,873           $55,873            2,328      0.00259%
RA & DM, Inc.                              04/30/99            $0          $93,122           $93,122            3,880      0.00432%

                                                                       Agreed
                                            Contri-      Cash          Value of                            Common
                                            bution      Contri-      Contributed          Total           Partnership    Percentage
Name of Partner                              Date       butions        Property       Contributions          Units        Interest
---------------                            --------   -----------   --------------    -------------       -----------    ----------
RA & FM, Inc.                              04/30/99            $0         $121,732          $121,732            5,072      0.00564%
Richard M. Alter                           04/30/99            $0       $2,777,815        $2,777,815          115,742      0.12874%
Robert Manekin                             04/30/99            $0         $569,904          $569,904           23,746      0.02641%
Richard P. Manekin                         04/30/99            $0         $569,904          $569,904           23,746      0.02641%
Charles H. Manekin                         04/30/99            $0         $246,772          $246,772           10,282      0.01144%
Louis C. LaPenna                           04/30/99            $0         $159,238          $159,238            6,635      0.00738%
Sandye Manekin Sirota                      04/30/99            $0         $343,618          $343,618           14,317      0.01592%
Gamble                                     05/12/99            $0     ($10,125,213)     ($10,125,213)        (482,153)    -0.53630%
Campanelli Investment Properties, LLC      05/21/99            $0         $450,811          $450,811           18,638      0.02073%
CBDV Investors, L.L.C.                     05/26/99            $0       $5,000,000        $5,000,000          212,766      0.23666%
Gerald L. Daws                             06/04/99             -        ($147,000)        ($147,000)          (6,215)    -0.00691%
CBDV Investors, L.L.C.                     07/30/99             -      ($5,000,000)      ($5,000,000)        (212,766)    -0.23666%
Tiger Lafayette, L.L.C.                    07/30/99            $0       $3,255,596        $3,255,596          138,536      0.15409%
Divco Western Commercial, L.L.C.           07/30/99            $0         $872,202          $872,202           37,115      0.04128%
ICCL East, L.L.C.                          07/30/99            $0         $872,202          $872,202           37,115      0.04128%
Lawrence J. Hayes                          08/03/99             -        ($244,000)        ($244,000)         (10,000)    -0.01112%
GP Met 4 & 12                              09/15/99             -        ($840,000)        ($840,000)         (40,000)    -0.04449%
Lincoln Property Company No. 238 Ltd.      09/30/99            $0             $282              $282               12      0.00001%
Lincoln Property Company No. 287, Ltd      09/30/99            $0          $26,668           $26,668            1,133      0.00126%
Lincoln Property Company No. 355, Ltd.     09/30/99            $0          $45,780           $45,780            1,945      0.00216%
Lincoln Property Company No. 440, Ltd.     09/30/99            $0          $10,639           $10,639              452      0.00050%
Lincoln Property Company No. 1179          09/30/99            $0           $2,354            $2,354              100      0.00011%
Lincoln Property Company No. 238 Ltd.      09/30/99            $0      ($8,321,259)      ($8,321,259)        (353,532)    -0.39323%
Lincoln Property Company No. 287, Ltd      09/30/99            $0      ($2,508,862)      ($2,508,862)        (106,590)    -0.11856%
Lincoln Property Company No. 355, Ltd.     09/30/99            $0        ($765,722)        ($765,722)         (32,532)    -0.03619%
Lincoln Property Company No. 440, Ltd.     09/30/99            $0        ($762,733)        ($762,733)         (32,405)    -0.03604%
Lincoln Property Company No. 1179          09/30/99            $0      ($3,613,595)      ($3,613,595)        (153,525)    -0.17077%
Mack Pogue                                 09/30/99            $0          $98,834           $98,834            4,199      0.00467%
Edgar M. Thrift, Jr.                       09/30/99            $0       $2,006,831        $2,006,831           85,261      0.09484%
Preston Butcher                            09/30/99            $0       $6,539,424        $6,539,424          277,830      0.30903%
Gary J. Rossi                              09/30/99            $0         $112,933          $112,933            4,798      0.00534%
Stuart L. Leeder                           09/30/99            $0          $46,698           $46,698            1,984      0.00221%
Mack Pogue Inc.                            09/30/99            $0       $5,073,438        $5,073,438          215,547      0.23975%
Edward D. O'Brien                          09/30/99            $0         $743,761          $743,761           31,599      0.03515%
David Brent Pogue                          09/30/99            $0       $1,350,252        $1,350,252           57,366      0.06381%
Lincoln Property Company No. 287, Ltd.     11/30/99            $0        ($278,763)        ($278,763)         (11,843)    -0.01317%
Lincoln Property Company No. 355, Ltd.     11/30/99            $0         ($19,658)          (19,658)            (835)    -0.00093%
Lincoln Property Company No. 440, Ltd.     11/30/99            $0         ($15,546)         ($15,546)            (661)    -0.00074%
Lincoln Property Company No. 1179          11/30/99            $0        ($271,989)        ($271,989)         (11,556)    -0.01285%
Douglas D. Abbey                           01/07/00            $0               $0                $0          312,071      0.34712%
Luis A. Belmonte (Trust)                   01/07/00            $0               $0                $0           37,013      0.04117%
T. Robert Burke                            01/07/00            $0               $0                $0          235,506      0.26195%
S. Davis Carniglia                         01/07/00            $0               $0                $0           62,366      0.06937%
John H. Diserens                           01/07/00            $0               $0                $0           78,988      0.08786%
Bruce H. Freedman                          01/07/00            $0               $0                $0           25,868      0.02877%
Jean C. Hurley                             01/07/00            $0               $0                $0           32,206      0.03582%
Barbara J. Linn                            01/07/00            $0               $0                $0           56,028      0.06232%
Hamid R. Moghadam                          01/07/00            $0               $0                $0          388,126      0.43171%
Craig A. Severance                         01/07/00            $0               $0                $0           91,158      0.10139%
W. Blake Baird                             01/07/00            $0               $0                $0           25,569      0.02844%
Steven J. Callaway                         01/07/00            $0               $0                $0            5,114      0.00569%
Steve E. Campbell                          01/07/00            $0               $0                $0            3,409      0.00379%
Michael A. Coke                            01/07/00            $0               $0                $0            8,439      0.00939%
Martin J. Coyne                            01/07/00            $0               $0                $0            3,409      0.00379%
David G. Doyno                             01/07/00            $0               $0                $0            3,409      0.00379%
David S. Fries                             01/07/00            $0               $0                $0           15,257      0.01697%
Kent D. Greenawalt                         01/07/00            $0               $0                $0            5,114      0.00569%
Jane L. Harris                             01/07/00            $0               $0                $0            6,818      0.00758%
Carlie P. Headapohl                        01/07/00            $0               $0                $0            3,409      0.00379%
Tyler W. Higgins (Trust)                   01/07/00            $0               $0                $0            6,818      0.00758%
Steven T. Kimball                          01/07/00            $0               $0                $0            3,409      0.00379%
John T. Meyer                              01/07/00            $0               $0                $0            5,114      0.00569%
John T. Roberts, Jr.                       01/07/00            $0               $0                $0            8,439      0.00939%
John L. Rossi                              01/07/00            $0               $0                $0            3,409      0.00379%
Cynthia J. Sarver                          01/07/00            $0               $0                $0            3,409      0.00379%
Christine G. Schadlich                     01/07/00            $0               $0                $0            6,733      0.00749%

                                                                       Agreed
                                            Contri-      Cash          Value of                            Common
                                            bution      Contri-      Contributed          Total           Partnership    Percentage
Name of Partner                              Date       butions        Property       Contributions          Units        Interest
---------------                            --------   -----------   --------------    -------------       -----------    ----------
Andrew N. Singer                           01/07/00            $0               $0                $0            5,114      0.00569%
Gayle P. Starr                             01/07/00            $0               $0                $0            5,114      0.00569%
William Steinberg                          01/07/00            $0               $0                $0            6,818      0.00758%
K.C. Swartzel                              01/07/00            $0               $0                $0            6,818      0.00758%
Celia M. Tanaka                            01/07/00            $0               $0                $0            3,409      0.00379%
Janice G. Thacher                          01/07/00            $0               $0                $0            2,045      0.00227%
GP Met 4 +12                               07/06/00            $0        ($646,212)        ($646,212)         (30,772)    -0.03423%
ICCL East, L.L.C.                          07/06/00            $0        ($872,202)        ($872,202)         (37,115)    -0.04128%
Tiger Lafayette, L.L.C.                    07/06/00            $0      ($3,255,596)      ($3,255,596)        (138,536)    -0.15409%
AFCO Cargo DFW Limited Partnership         11/07/00            $0       $1,046,849        $1,046,849           44,523      0.04952%
WEST*PAC Limited Partnership               11/07/00            $0         $134,609          $134,609            5,725      0.00637%
AFCO Cargo SEA  Limited Partnership        11/07/00            $0       $1,046,848        $1,046,848           44,523      0.04952%
Campanelli Investment Properties, LLC      11/09/00            $0        ($798,804)        ($798,804)         (34,046)    -0.03787%
Thomas Ellis                               02/28/01            $0         ($36,750)         ($36,750)          (1,554)    -0.00173%
Divco Western Commercial, L.L.C.           03/07/01            $0        ($872,202)        ($872,202)         (37,115)    -0.04128%
Allmerica                                  03/23/01            $0     ($11,752,188)     ($11,752,188)        (559,628)    -0.62247%
Campanelli Investment Properties, LLC      08/17/01             -      ($1,597,608)      ($1,597,608)         (68,092)    -0.07574%
Joseph Campanelli                          08/17/01            $0         $798,804          $798,804           34,046      0.03787%
Nicholas Campanelli                        08/17/01            $0         $798,804          $798,804           34,046      0.03787%
Joseph Campanelli                          08/17/01             -        ($798,804)        ($798,804)         (34,046)    -0.03787%
Nicholas Campanelli                        08/17/01             -        ($798,804)        ($798,804)         (34,046)    -0.03787%
Campanelli Investment Properties, LLC      09/07/01            $0      ($8,494,501)      ($8,494,501)        (362,046)    -0.40270%
Joseph Campanelli                          09/07/01            $0       $1,923,924        $1,923,924           82,000      0.09121%
Nicholas Campanelli                        09/07/01            $0       $1,923,924        $1,923,924           82,000      0.09121%
Alfred Campanelli Revocable Holding Trust  09/07/01            $0       $2,722,729        $2,722,729          116,046      0.12908%
Trust B u/w Michael Campanelli             09/07/01            $0       $1,923,924        $1,923,924           82,000      0.09121%
Joseph Campanelli                          09/07/01            $0      ($1,818,750)      ($1,818,750)         (75,000)    -0.08342%
Nicholas Campanelli                        09/07/01            $0      ($1,818,750)      ($1,818,750)         (75,000)    -0.08342%
Edward D. O'Brien                          09/18/01            $0        ($557,838)        ($557,838)         (23,700)    -0.02636%
Lawrence J. Hayes                          11/09/01            $0        ($337,710)        ($337,710)         (13,801)    -0.01535%
Trust B u/w Michael Campanelli             11/16/01            $0        ($121,900)        ($121,900)          (5,000)    -0.00556%
                                                       ----------    -------------     -------------       ----------     --------
TOTAL LIMITED PARTNERS                                         $0      $79,360,853       $79,360,853        4,969,027      5.52703%
                                                       ----------    -------------     -------------       ----------     --------
TOTAL GENERAL PARTNER AND LIMITED PARTNERS             24,504,234    1,802,328,880     1,826,833,114       89,904,039        100.0%
                                                       ==========    =============     =============       ==========     ========

(a) Excludes 229,411 of Sub OP and Long Gate LLC shares/units and preferred partnership units.

(b)     Includes 934 units reserved.

(c)     Includes 8,268 units reserved.


RECONCILIATION:

Total Units per above                                                                                     89,904,039
Plus Sub OP & Long Gate LLC shares/units excluded (a)                                                        229,411
Total Shares & Units as of 12/31/01                                                                       90,133,450

II.  SERIES A PREFERRED UNITS

                                                                 Agreed Value
                                                                      of
                                    Contribution      Cash        Contributed       Total            Partnership    Percentage
Name of Partner                         Date      Contributions     Property    Contributions           Units        Interest
---------------                    -------------  -------------  ------------   -------------        -----------    ----------
GENERAL PARTNER:

AMB Property Corporation              7/27/98      $96,100,000             $0    $96,100,000          4,000,000     100.00000%
                                                   -----------    -----------    -----------          ---------     ---------
     TOTAL SERIES A
       PREFERRED UNITS                             $96,100,000             $0    $96,100,000          4,000,000     100.00000%
                                                   ===========    ===========    ===========          =========     =========


III.  SERIES B PREFERRED UNITS

                                                                 Agreed Value
                                                                      of
                                    Contribution      Cash        Contributed       Total            Partnership    Percentage
Name of Partner                         Date      Contributions     Property    Contributions           Units        Interest
---------------                    -------------  -------------  ------------   -------------        -----------    ----------
LIMITED PARTNER:

Greene Street 1998
  Exchange Fund, L.P.                11/12/98      $65,000,000             $0    $65,000,000          1,300,000     100.00000%

Goldman Sachs 1998 Exchange
  Place Fund, L.P. (f/k/a
  Greene Street 1998
  Exchange Fund, L.P.)                 1/1/02               --             --             --         (1,300,000)   (100.00000%)

GSEP 1998 Realty Corp.                 1/1/02               --             --             --          1,300,000     100.00000%
                                                   -----------    -----------    -----------          ---------     ---------
     TOTAL SERIES B
       PREFERRED UNITS                             $65,000,000             $0    $65,000,000          1,300,000     100.00000%
                                                   ===========    ===========    ===========          =========     =========


IV.  SERIES J PREFERRED UNITS

                                                                 Agreed Value
                                                                      of
                                    Contribution      Cash        Contributed       Total            Partnership    Percentage
Name of Partner                         Date      Contributions     Property    Contributions           Units        Interest
---------------                    -------------  -------------  ------------   -------------        -----------    ----------
LIMITED PARTNER:

GSEP 2001 Realty Corp.                8/21/01      $40,000,000             $0    $40,000,000            800,000     100.00000%
                                                   -----------    -----------    -----------          ---------     ---------

     TOTAL SERIES J
       PREFERRED UNITS                             $40,000,000             $0    $40,000,000            800,000     100.00000%
                                                   ===========    ===========    ===========          =========     =========